ADAMS NATURAL RESOURCES FUND

THIRD QUARTER REPORT

SEPTEMBER 30, 2017

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The U.S. equity market rose to record levels in the third quarter of 2017. The S&P 500 increased 4.5% for the quarter, bringing its year-to-date gain to 14.2%. The market largely maintained a steady trajectory higher during the quarter, interrupted only by short-lived choppiness in August related to escalating tension with North Korea.

For the first time since 2011, the S&P 500 posted two consecutive quarters of double-digit earnings growth in the first half of 2017. The economy grew 3.1% in the second quarter, an acceleration from the 1.2% increase in the first quarter, driven by strong consumer spending. The combination of strong earnings growth and positive economic data supported the market’s move higher in the third quarter. Although inflation levels remained low, the Fed signaled it expects to continue to gradually raise rates and would begin unwinding its $4.5 trillion balance sheet this year, demonstrating conviction in the strength of the economy.

Domestic crude oil prices (WTI) increased 12.2% to $51.67 in the third quarter, the highest level since April 2017. The recovery in oil prices was driven by a combination of lower inventory levels, expectations for slower growth in U.S. production, higher global demand forecasts, and the possibility that OPEC would extend production cuts through 2018. Despite recent strength, oil prices are still down over the past nine months.

Largely driven by the rebound in oil prices in September, both the Dow Jones U.S. Oil and Gas Index and the Fund increased 6.8% during the quarter. Year-to-date, Energy was the worst performing sector in the equity market with the Index down 7.6%. However, the Fund was down only 3.3%, benefitting from its diversification and exposure to the Materials sector.

Within Energy, refiners provided the only positive return so far in 2017. The relatively strong performance reflects the fact that refiners are more defensive than other industries within the sector. Moreover, in late August, Hurricane Harvey hit Texas and the Gulf of Mexico, forcing the shutdown of oil refineries along the Gulf Coast and disrupting refining capacity. This contributed to a widening of the spread between Brent (the global benchmark for the price of oil) and WTI which, combined with robust demand and improved margins, drove refining stocks higher.

LETTER TO SHAREHOLDERS (CONTINUED)

During the quarter, we repositioned our holdings in the refining industry, initiating a position in Andeavor (formerly Tesoro) and adding to our position in Phillips 66. To fund these purchases, we sold our holdings in HollyFrontier and Marathon Petroleum, which we viewed as fairly valued. Andeavor’s recent acquisition of Western Refining expands its footprint, diversifies its asset base, and gives the midstream segment of the company a greater presence in the Permian Basin. Andeavor has a strong management team with a track record of successfully integrating acquisitions. We added to our holdings in Phillips 66 as the company nears the end of a significant capital spending cycle, which should result in higher cash flow over the next 12 months across its diversified asset base of chemicals, midstream, and refining. We expect this could lead to increased cash returns to shareholders.

Cheniere Energy was also added to the Fund during the quarter, diversifying the portfolio’s exposure to non-crude commodities. Cheniere is the leader in the growing liquified natural gas (LNG) market, and is currently the only U.S.-based exporter of LNG. We view the company as well positioned in the midstream market with expectations for strong cash flow growth tied to long-term contracts.

The E&P industry weighed on performance during the quarter due to concerns over the oil/gas production ratio on wells in the Permian Basin. The higher proportion of gas coming from the wells caused investors to question the long-term growth prospects of oil production from this region. We do not share this concern, and continue to favor exposure to this area. Although these wells are producing more gas than initially planned, the level of oil production is unchanged, which should result in improving cash flow and returns.

The Fund’s Basic Materials sector performed well and was up 8.3% for the quarter and 18.5% for the first nine months of 2017. Chemical stocks were the largest contributors to the Fund’s results in this sector. Two of the best performers were DowDuPont and LyondellBasell. The merger of Dow Chemical and DuPont closed at the end of August and investors anticipate significant synergies from the combined entity. The company reiterated its previous expectations for approximately $3 billion in cost synergies and approximately $1 billion in growth synergies. LyondellBasell benefitted from strong margins in their core olefins and polyolefins businesses, which are essential components in the production of plastics.

We initiated a position in Albemarle during the quarter. We view Albemarle as one of the best-positioned global producers of lithium, which is used in lithium-ion batteries. The market for lithium is growing rapidly, driven by increased demand for electric vehicles. Over the long term, we view the potential of power storage growth as a significant opportunity for the company.

It has been a challenging year for the Energy sector overall. The rebound in oil prices in the third quarter and the corresponding lift to Energy stocks reinforces the benefits to investors of staying invested for the long-term. We continue to look for compelling opportunities and remain focused on identifying quality companies that are executing at the highest levels and are trading at attractive valuations.

LETTER TO SHAREHOLDERS (CONTINUED)

For the nine months ended September 30, 2017, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -3.3%. Comparable returns for Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Basic Materials Index, and Lipper Global Natural Resources Funds Average were -7.6%, 16.9%, and 1.6%, respectively. The total return on the market price of the Fund’s shares for the period was -1.0%.

For the twelve months ended September 30, 2017, the Fund’s total return on NAV was 3.7%. Comparable returns for Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Basic Materials Index, and Lipper Global Natural Resources Funds Average were -1.0%, 23.8%, and 5.2%, respectively. The Fund’s total return on market price was 4.2%.

During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $8.6 million, or $.30 per share, consisting of $.04 net investment income and $.04 long-term capital gain, realized in 2016, and $.22 of net investment income realized in 2017, all taxable in 2017. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

October 12, 2017

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2017	2016
At September 30:
Net asset value per share	$22.86	$23.31
Market price per share	$19.65	$19.93
Shares outstanding	28,550,279	28,092,075
Total net assets	$652,532,456	$654,966,712
Unrealized appreciation on investments	$155,447,826	$154,945,009

For the nine months ended September 30:
Net investment income	$10,389,819	$8,759,583
Net realized (loss) gain	$(2,374,976)	$11,585,708
Total return (based on market price)	-1.0%	14.2%
Total return (based on net asset value)	-3.3%	14.2%

Key ratios:
Expenses to average net assets*	0.79%	0.81%
Net investment income to average net assets*	2.16%	1.90%
Portfolio turnover*	22.6%	15.8%
Net cash & short-term investments to net assets	0.9%	0.8%

*	Annualized

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

September 30, 2017

(unaudited)

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$128,686,465	19.7%
Chevron Corp.	64,072,750	9.8
DowDuPont Inc.	43,956,550	6.7
Schlumberger Ltd.	36,651,904	5.6
ConocoPhillips	27,402,375	4.2
Halliburton Co.	21,761,603	3.3
LyondellBasell Industries N.V. (Class A)	20,047,720	3.1
EOG Resources, Inc.	18,390,274	2.8
Monsanto Co.	18,020,928	2.8
Valero Energy Corp.	17,847,760	2.7

	$396,838,329	60.7%

SCHEDULE OF INVESTMENTS

September 30, 2017 (unaudited)

	Shares	Value (A)
Common Stocks — 99.1%
Energy — 77.8%
Exploration & Production — 23.2%
Anadarko Petroleum Corp.	171,100	$8,358,235
Callon Petroleum Co. (B)(C)	273,500	3,074,140
Cimarex Energy Co.	81,400	9,252,738
Concho Resources Inc. (C)	89,100	11,736,252
ConocoPhillips	547,500	27,402,375
Diamondback Energy, Inc. (B)(C)	74,900	7,337,204
Energen Corp. (C)	34,200	1,870,056
EOG Resources, Inc.	190,100	18,390,274
EQT Corp. (B)	113,100	7,378,644
Noble Energy, Inc.	305,100	8,652,636
Occidental Petroleum Corp.	274,800	17,644,908
Parsley Energy, Inc. (Class A) (C)	217,700	5,734,218
Pioneer Natural Resources Co.	82,700	12,201,558
Range Resources Corp. (B)	322,100	6,303,497
RSP Permian, Inc. (C)	145,000	5,015,550
Whiting Petroleum Corp. (B)(C)	251,500	1,373,190

		151,725,475

Integrated Oil & Gas — 29.5%
Chevron Corp.	545,300	64,072,750
Exxon Mobil Corp.	1,569,730	128,686,465

		192,759,215

Oil Equipment & Services — 12.2%
Baker Hughes, Inc.	90,100	3,299,462
Forum Energy Technologies, Inc. (B)(C)	167,700	2,666,430
Halliburton Co.	472,770	21,761,603
National Oilwell Varco, Inc. (B)	141,900	5,070,087
Oil States International Inc. (C)	180,100	4,565,535
Schlumberger Ltd.	525,400	36,651,904
Weatherford International plc (B)(C)	1,190,100	5,450,658

		79,465,679

Pipelines — 5.8%
Cheniere Energy, Inc. (B)(C)	86,300	3,886,952
Enbridge Inc. (B)	136,673	5,718,398
Kinder Morgan Inc.	289,300	5,548,774
Targa Resources Corp.	193,600	9,157,280
Williams Companies, Inc.	440,600	13,222,406

		37,533,810

Refiners — 7.1%
Andeavor	119,600	12,336,740
Phillips 66	174,475	15,983,655
Valero Energy Corp.	232,000	17,847,760

		46,168,155

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2017 (unaudited)

	Shares/ Principal	Value (A)
Basic Materials — 21.3%
Chemicals — 17.7%
Air Products and Chemicals, Inc.	26,300	$3,977,086
Albemarle Corp.	58,100	7,919,611
DowDuPont Inc.	634,935	43,956,550
Eastman Chemical Co.	104,400	9,447,156
LyondellBasell Industries N.V. (Class A)	202,400	20,047,720
Monsanto Co.	150,400	18,020,928
PPG Industries, Inc.	114,600	12,452,436

		115,821,487

General Industrials — 0.7%
Packaging Corp. of America	35,200	4,279,616

Gold & Precious Metals — 0.9%
SPDR Gold Trust (C)	52,800	6,055,104

Industrial Metals — 2.0%
Freeport-McMoRan Inc. (C)	398,700	5,597,748
Reliance Steel & Aluminum Co.	34,100	2,597,397
Steel Dynamics, Inc.	133,900	4,615,533

		12,810,678

Total Common Stocks (Cost $491,172,073)		646,619,219

Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 1.22% (D)	3,000,000	3,000,680
Northern Institutional Treasury Portfolio, 0.91% (D)	3,232,077	3,232,077

Total Short-Term Investments (Cost $6,232,077)		6,232,757

Securities Lending Collateral — 5.8%
Money Market Funds — 2.3%
Northern Institutional Funds Liquid Asset Portfolio, 1.04% (D)	15,113,754	15,113,754

U.S. Government Obligations — 3.5%
U.S. Inflation Indexed Notes, 0.13-3.09%, 4/15/18-2/15/47	$3,539,695	3,723,699
U.S. Treasury Bills, 0.0%, 10/12/17-7/19/18	$295,386	294,888
U.S. Treasury Bonds, 1.50-8.00%, 2/15/20-11/15/46	$3,601,740	3,918,636
U.S. Treasury Notes, 0.63-4.25%, 10/15/17-11/15/40	$14,711,588	14,869,510

		22,806,733

Total Securities Lending Collateral (Cost $37,920,487)		37,920,487

Total — 105.9% (Cost $535,324,637)		690,772,463

Other Assets Less Liabilities — (5.9)%		(38,240,007)

Net Assets — 100.0%		$652,532,456

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	All or a portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

ADAMS NATURAL RESOURCES FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [2,3]
Phyllis O. Bonanno [3,4]	Roger W. Gale [1,2,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary & Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900          800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Norton Rose Fulbright US LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.astfinancial.com

Email: info@astfinancial.com